POWER OF ATTORNEY



            KNOW ALL BY THESE PRESENTS, that the undersigned director of Jacob Internet Fund Inc., a Maryland corporation (the "Fund"), hereby constitutes and appoints RYAN I. JACOB and FRANCIS J. ALEXANDER, each as their true and lawful attorneys-in-fact and agents, with full power and authority to act as such, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that any of said attorneys and agents may deem necessary or advisable in connection with the Fund's Amendments to its Registration Statement on Form N-1A to enable the Fund to comply with the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state blue sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned to the Registration Statement on Form N-1A, to any amendment to such Registration Statement, and to any instrument or document filed with said Commission as a part of or in connection with such Registration Statement or any amendment thereto, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents effective as of the 17th day of September, 1999.



                                                  /s/ William B. Fell
                                                  ------------------------------
                                                  William B. Fell


875116.1

                                POWER OF ATTORNEY



            KNOW ALL BY THESE PRESENTS, that the undersigned director of Jacob Internet Fund Inc., a Maryland corporation (the "Fund"), hereby constitutes and appoints RYAN I. JACOB and FRANCIS J. ALEXANDER, each as their true and lawful attorneys-in-fact and agents, with full power and authority to act as such, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that any of said attorneys and agents may deem necessary or advisable in connection with the Fund's Amendments to its Registration Statement on Form N-1A to enable the Fund to comply with the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state blue sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned to the Registration Statement on Form N-1A, to any amendment to such Registration Statement, and to any instrument or document filed with said Commission as a part of or in connection with such Registration Statement or any amendment thereto, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned have subscribed these presents effective as of the 17th day of September, 1999.



                                                     /s/ Christopher V. Hajinian
                                                     ---------------------------
                                                     Christopher V. Hajinian


875116.1

                                POWER OF ATTORNEY



            KNOW ALL BY THESE PRESENTS, that the undersigned director of Jacob Internet Fund Inc., a Maryland corporation (the "Fund"), hereby constitutes and appoints RYAN I. JACOB and FRANCIS J. ALEXANDER, each as their true and lawful attorneys-in-fact and agents, with full power and authority to act as such, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that any of said attorneys and agents may deem necessary or advisable in connection with the Fund's Amendments to its Registration Statement on Form N-1A to enable the Fund to comply with the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state blue sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned to the Registration Statement on Form N-1A, to any amendment to such Registration Statement, and to any instrument or document filed with said Commission as a part of or in connection with such Registration Statement or any amendment thereto, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned have subscribed these presents effective as of the 17th day of September, 1999.



                                                     /s/ Leonard S. Jacob
                                                     ---------------------------
                                                     Leonard S. Jacob



875116.1

                                POWER OF ATTORNEY



            KNOW ALL BY THESE PRESENTS, that the undersigned director of Jacob Internet Fund Inc., a Maryland corporation (the "Fund"), hereby constitutes and appoints RYAN I. JACOB and FRANCIS J. ALEXANDER, each as their true and lawful attorneys-in-fact and agents, with full power and authority to act as such, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that any of said attorneys and agents may deem necessary or advisable in connection with the Fund's Amendments to its Registration Statement on Form N-1A to enable the Fund to comply with the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state blue sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned to the Registration Statement on Form N-1A, to any amendment to such Registration Statement, and to any instrument or document filed with said Commission as a part of or in connection with such Registration Statement or any amendment thereto, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned have subscribed these presents effective as of the 17th day of September, 1999.



                                                   /s/ Jeffrey I. Schwarzchild
                                                   -----------------------------
                                                   Jeffrey I. Schwarzchild


876116.1